UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	November 30, 2018

WESTERN ASSET

HIGH YIELD FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Fund for the six-month reporting period ended November 30, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 28, 2018

II	Western Asset High Yield Fund

Investment commentary

Economic review

Economic activity in the U.S. was mixed during the six months ended November 30, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first quarter 2018 U.S. gross domestic product (“GDP”)i growth was 2.2%. GDP growth then accelerated to 4.2% during the second quarter of 2018 — the strongest reading since the third quarter of 2014. Finally, the U.S. Department of Commerce’s final reading for third quarter 2018 GDP growth — released after the reporting period ended — was 3.4%. The deceleration in GDP growth in the third quarter of 2018 reflected a downturn in exports and decelerations in nonresidential fixed investment and personal consumption expenditures. Imports increased in the third quarter after decreasing in the second. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. As reported by the U.S. Department of Labor, when the reporting period ended on November 30, 2018, the unemployment rate was 3.7%, versus 4.0% when the period began. November 2018’s reading equaled the lowest unemployment rate since 1969. The percentage of longer-term unemployed also declined during the reporting period. In November 2018, 20.8% of Americans looking for a job had been out of work for more than six months, versus 23.0% when the period began.

Turning to the global economy, in its October 2018 World Economic Outlook, the International Monetary Fund (“IMF”)ii said, “Global growth for 2018–19 is projected to remain steady at its 2017 level, but its pace is less vigorous than projected in April [2018] and it has become less balanced. Downside risks to global growth have risen in the past six months and the potential for upside surprises has receded.” From a regional perspective, the IMF projects 2018 growth in the Eurozone will be 2.0%, versus 2.4% in 2017. Japan’s economy is expected to expand 1.1% in 2018, compared to 1.7% in 2017. Elsewhere, the IMF projects that overall growth in emerging market countries will be 4.7% in 2018, the same as in 2017.

Western Asset High Yield Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. Looking back, at its meeting that concluded on September 20, 2017, the Fed kept the federal funds rateiv on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As widely expected, the Fed again raised rates at its meetings that ended on March 21, 2018 (to a range between 1.50% and 1.75%), June 13, 2018 (to a range between 1.75% and 2.00%) and September 26, 2018 (to a range between 2.00% and 2.25%). Finally, at its meeting that ended on December 19, 2018, after the reporting period ended, the Fed raised rates to a range between 2.25% and 2.50%.

Q. What actions did international central banks take during the reporting period?

A. Central banks outside the U.S. took different approaches to monetary policy during the reporting period. Looking back, in December 2016, the European Central Bank (“ECB”)v extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB purchased €60 billion-per-month of bonds. In October 2017, the ECB announced that it would continue to buy bonds through September 2018, but after December 2017 it would pare its purchases to €30 billion-per-month. In June 2018, the ECB announced it would end its bond buying program by the end of the year, but it did not anticipate raising interest rates “at least through the summer of 2019”. In other developed countries, on November 2, 2017, the Bank of Englandvi raised rates from 0.25% to 0.50% — the first increase since July 2007. It then raised rates to 0.75% at its meeting on August 2, 2018. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it cut the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35% during the reporting period.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended November 30, 2018. The yield for the two-year Treasury note began the reporting period at 2.40% — the low for the period — and ended the period at 2.80%. The peak for the period of 2.98% occurred on November 8, 2018. The yield for the ten-year Treasury began the reporting period at 2.83% and ended the period at 3.01%. The low for the period of 2.82% took place on a number of occasions in July and August 2018, and the high for the period of 3.24% took place on November 8, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given changing expectations for global growth, central bank monetary policy adjustments and concerns over a global trade war. All told, the broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, returned -0.30% during the six-month reporting period ended November 30, 2018.

IV	Western Asset High Yield Fund

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexx, returned 0.30% for the six months ended November 30, 2018. The high-yield market posted positive returns during the first four of the six months of the reporting period. This was driven by overall robust corporate profits, periods of solid investor demand and moderating supply. However, the high-yield market weakened over the last two months of the reporting period as investor risk aversion increased.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi returned -1.79% during the six months ended November 30, 2018. The asset class produced choppy results during the reporting period. At times it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion, geopolitical issues and a rising U.S. dollar.

Performance review

For the six months ended November 30, 2018, Class I shares of Western Asset High Yield Fund returned -0.23%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 0.30% for the same period. The Lipper High Yield Funds Category Average1 returned -0.22% over the same time frame.

Performance Snapshot as of November 30, 2018 (unaudited)
(excluding sales charges)	6 months
Western Asset High Yield Fund:
Class A	-0.34%
Class A2	-0.45%
Class C	-0.88%
Class R	-0.66%
Class I	-0.23%
Class IS	-0.27%
Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	0.30%
Lipper High Yield Funds Category Average	-0.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended November 30, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 694 funds in the Fund’s Lipper category, and excluding sales charges, if any.

Western Asset High Yield Fund	V

Investment commentary (cont’d)

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended November 30, 2018 for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 5.73%, 5.80%, 5.26%, 5.71%, 6.30% and 6.38% respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class A, Class A2, Class C, Class R, Class I and Class IS shares would have been 5.67%, 5.74%, 5.21%, 5.48%, 6.23% and 6.30%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 28, 2018, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 1.01%, 0.99%, 1.76%, 1.49%, 0.75% and 0.69%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets will not exceed 1.05% for Class A shares, 1.25% for Class A2 shares, 1.80% for Class C shares, 1.30% for Class R shares and 0.65% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses exceed the expense cap for Class R and Class IS shares as a result of acquired fund fees and expenses and interest expense. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

December 28, 2018

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political

VI	Western Asset High Yield Fund

uncertainties, which could increase volatility. These risks are magnified in emerging markets. The use of leverage may increase volatility and possibility of loss. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The risks of high yield securities include greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Western Asset High Yield Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2018 and May 31, 2018 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*

As of September 28, 2018, the Telecommunication Services sector was broadened to include some companies previously classified in the Consumer Discretionary and Information Technology sectors and renamed the Communication Services sector.

Western Asset High Yield Fund 2018 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2018 and held for the six months ended November 30, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-0.34%	$1,000.00	$996.60	1.00%	$5.01	Class A	5.00%	$1,000.00	$1,020.05	1.00%	$5.06
Class A2	-0.45	1,000.00	995.50	0.95	4.75	Class A2	5.00	1,000.00	1,020.31	0.95	4.81
Class C	-0.88	1,000.00	991.20	1.75	8.74	Class C	5.00	1,000.00	1,016.29	1.75	8.85
Class R	-0.66	1,000.00	993.40	1.30	6.50	Class R	5.00	1,000.00	1,018.55	1.30	6.58
Class I	-0.23	1,000.00	997.70	0.71	3.56	Class I	5.00	1,000.00	1,021.51	0.71	3.60
Class IS	-0.27	1,000.00	997.30	0.65	3.25	Class IS	5.00	1,000.00	1,021.81	0.65	3.29

2	Western Asset High Yield Fund 2018 Semi-Annual Report

[1]	For the six months ended November 30, 2018.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Western Asset High Yield Fund 2018 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — November 30, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

4	Western Asset High Yield Fund 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — November 30, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WA High Yield	— Western Asset High Yield Fund

Western Asset High Yield Fund 2018 Semi-Annual Report	5

Schedule of investments (unaudited)

November 30, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 82.8%
Communication Services — 14.7%
Diversified Telecommunication Services — 3.3%
CenturyLink Inc., Senior Notes	6.450%	6/15/21	330,000	$338,663
CenturyLink Inc., Senior Notes	5.625%	4/1/25	260,000	243,750
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,070,000	1,076,687	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	850,000	752,250
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	850,000	891,480	(a)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	770,000	745,360
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,430,000	1,347,775	(a)
UPCB Finance IV Ltd., Senior Secured Notes	5.375%	1/15/25	310,000	298,183	(a)
Windstream Services LLC/Windstream Finance Corp., Secured Notes	10.500%	6/30/24	1,220,000	1,006,500	(a)
Total Diversified Telecommunication Services				6,700,648
Interactive Media & Services — 0.3%
Match Group Inc., Senior Notes	6.375%	6/1/24	350,000	363,213
Match Group Inc., Senior Notes	5.000%	12/15/27	390,000	363,675	(a)
Total Interactive Media & Services				726,888
Media — 7.0%
Altice France SA, Senior Secured Notes	7.375%	5/1/26	3,240,000	3,122,550	(a)
Altice Luxembourg SA, Senior Notes	7.750%	5/15/22	660,000	631,125	(a)
AMC Entertainment Holdings Inc., Senior Notes	6.125%	5/15/27	440,000	391,600
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	580,000	585,800	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/23	1,140,000	1,135,725	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	190,000	190,477	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	930,000	883,500	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.000%	2/1/28	390,000	364,162	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	430,000	431,140
DISH DBS Corp., Senior Notes	5.875%	11/15/24	2,880,000	2,458,800
DISH DBS Corp., Senior Notes	7.750%	7/1/26	880,000	781,000
EW Scripps Co., Senior Notes	5.125%	5/15/25	430,000	404,200	(a)
Meredith Corp., Senior Notes	6.875%	2/1/26	480,000	492,000	(a)
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	440,000	477,133
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	610,000	557,918	(a)
UPC Holding BV, Senior Secured Notes	5.500%	1/15/28	570,000	520,125	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	1/15/25	300,000	290,063	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	5.500%	8/15/26	670,000	632,513	(a)
Total Media				14,349,831

See Notes to Financial Statements.

6	Western Asset High Yield Fund 2018 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 4.1%
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	720,000	$750,514	(a)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	504,000	582,120	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,315,000	1,431,706
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	715,000	829,757
Sprint Corp., Senior Notes	7.250%	9/15/21	130,000	135,850
Sprint Corp., Senior Notes	7.875%	9/15/23	1,890,000	1,993,383
Sprint Corp., Senior Notes	7.625%	2/15/25	420,000	433,125
Sprint Corp., Senior Notes	7.625%	3/1/26	610,000	626,775
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	1,450,000	1,508,000
T-Mobile USA Inc., Senior Notes	4.750%	2/1/28	100,000	92,730
Total Wireless Telecommunication Services				8,383,960
Total Communication Services				30,161,327
Consumer Discretionary — 13.1%
Auto Components — 1.1%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	240,000	240,600
American Axle & Manufacturing Inc., Senior Notes	6.250%	4/1/25	149,000	139,129
American Axle & Manufacturing Inc., Senior Notes	6.500%	4/1/27	711,000	647,899
Delphi Technologies PLC, Senior Notes	5.000%	10/1/25	360,000	312,948	(a)
IHO Verwaltungs GmbH, Senior Secured Notes (4.125% Cash or 4.875% PIK)	4.125%	9/15/21	330,000	320,100	(a)(b)
JB Poindexter & Co. Inc., Senior Notes	7.125%	4/15/26	560,000	536,200	(a)
Total Auto Components				2,196,876
Automobiles — 0.1%
Jaguar Land Rover Automotive PLC, Senior Notes	4.500%	10/1/27	330,000	245,025	(a)
Diversified Consumer Services — 1.8%
Carriage Services Inc., Senior Notes	6.625%	6/1/26	630,000	626,062	(a)
Frontdoor Inc., Senior Notes	6.750%	8/15/26	410,000	396,675	(a)
Prime Security Services Borrower LLC /Prime Finance Inc., Secured Notes	9.250%	5/15/23	884,000	939,250	(a)
Service Corp. International, Senior Notes	5.375%	5/15/24	390,000	393,413
Service Corp. International, Senior Notes	7.500%	4/1/27	387,000	422,314
Service Corp. International, Senior Notes	4.625%	12/15/27	520,000	486,200
Weight Watchers International Inc., Senior Notes	8.625%	12/1/25	470,000	490,562	(a)
Total Diversified Consumer Services				3,754,476
Hotels, Restaurants & Leisure — 5.7%
1011778 BC ULC/New Red Finance Inc., Secured Notes	5.000%	10/15/25	300,000	282,810	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	380,000	379,050	(a)
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.250%	5/15/24	250,000	236,875	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — continued
Bossier Casino Venture Holdco Inc., Senior Secured Notes (14.000% PIK)	14.000%	2/9/23	1,395,402	$1,395,402	(a)(b)(c)(d)
Boyne USA Inc., Secured Notes	7.250%	5/1/25	270,000	282,150	(a)
Brinker International Inc., Senior Notes	5.000%	10/1/24	350,000	333,375	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,015,000	1,042,912
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	380,000	385,700	(a)
Golden Nugget Inc., Senior Notes	8.750%	10/1/25	500,000	501,250	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	50,000	48,375
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	530,000	507,475
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	400,000	410,120	(a)
MGM Resorts International, Senior Notes	7.750%	3/15/22	400,000	431,000
NCL Corp. Ltd., Senior Notes	4.750%	12/15/21	694,000	697,470	(a)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	990,000	1,029,501
Scientific Games International Inc., Senior Secured Notes	5.000%	10/15/25	590,000	553,804	(a)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	692,000	745,630	(a)
Speedway Motorsports Inc., Senior Notes	5.125%	2/1/23	540,000	531,900
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	280,000	262,500	(a)
Viking Cruises Ltd., Senior Notes	5.875%	9/15/27	820,000	772,850	(a)
VOC Escrow Ltd., Senior Secured Notes	5.000%	2/15/28	900,000	837,000	(a)
Total Hotels, Restaurants & Leisure				11,667,149
Household Durables — 1.9%
Century Communities Inc., Senior Notes	5.875%	7/15/25	1,090,000	987,812
Lennar Corp., Senior Notes	4.500%	4/30/24	310,000	297,600
Lennar Corp., Senior Notes	4.750%	11/29/27	770,000	711,288
LGI Homes Inc., Senior Notes	6.875%	7/15/26	350,000	318,063	(a)
TopBuild Corp., Senior Notes	5.625%	5/1/26	730,000	678,900	(a)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	60,000	60,318
William Lyon Homes Inc., Senior Notes	6.000%	9/1/23	400,000	369,000
William Lyon Homes Inc., Senior Notes	5.875%	1/31/25	430,000	368,725
Total Household Durables				3,791,706
Internet & Direct Marketing Retail — 0.5%
Netflix Inc., Senior Notes	5.875%	2/15/25	257,000	262,783
Netflix Inc., Senior Notes	6.375%	5/15/29	650,000	659,750	(a)
Total Internet & Direct Marketing Retail				922,533

See Notes to Financial Statements.

8	Western Asset High Yield Fund 2018 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 1.1%
L Brands Inc., Senior Notes	5.250%	2/1/28	860,000	$759,758
Party City Holdings Inc., Senior Notes	6.625%	8/1/26	540,000	522,558	(a)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	530,000	511,450
ServiceMaster Co. LLC, Senior Notes	5.125%	11/15/24	570,000	550,050	(a)
Total Specialty Retail				2,343,816
Textiles, Apparel & Luxury Goods — 0.9%
Hanesbrands Inc., Senior Notes	4.625%	5/15/24	200,000	193,500	(a)
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	800,000	756,000	(a)
Levi Strauss & Co., Senior Notes	5.000%	5/1/25	850,000	850,000
Total Textiles, Apparel & Luxury Goods				1,799,500
Total Consumer Discretionary				26,721,081
Consumer Staples — 1.8%
Beverages — 0.3%
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	530,000	512,775	(a)
Food Products — 0.9%
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	100,000	96,875	(a)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,120,000	1,095,080	(a)
Pilgrim’s Pride Corp., Senior Notes	5.875%	9/30/27	760,000	723,900	(a)
Total Food Products				1,915,855
Household Products — 0.4%
Central Garden & Pet Co., Senior Notes	5.125%	2/1/28	370,000	335,775
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	330,000	320,100
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	200,000	190,250
Total Household Products				846,125
Tobacco — 0.2%
Pyxus International Inc., Secured Notes	9.875%	7/15/21	70,000	59,500
Pyxus International Inc., Senior Secured Notes	8.500%	4/15/21	320,000	317,600	(a)
Total Tobacco				377,100
Total Consumer Staples				3,651,855
Energy — 14.7%
Energy Equipment & Services — 1.9%
KCA Deutag UK Finance PLC, Senior Secured Notes	7.250%	5/15/21	950,000	779,000	(a)
Precision Drilling Corp., Senior Notes	7.125%	1/15/26	640,000	603,200	(a)
Pride International LLC, Senior Notes	7.875%	8/15/40	280,000	231,000
Transocean Guardian Ltd., Senior Secured Notes	5.875%	1/15/24	450,000	441,000	(a)
Transocean Inc., Senior Notes	9.000%	7/15/23	300,000	308,625	(a)
Transocean Inc., Senior Notes	7.250%	11/1/25	100,000	93,000	(a)
Transocean Inc., Senior Notes	7.500%	1/15/26	170,000	158,950	(a)

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Transocean Inc., Senior Notes	6.800%	3/15/38	400,000	$290,000
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	960,000	970,944	(a)
Total Energy Equipment & Services				3,875,719
Oil, Gas & Consumable Fuels — 12.8%
Berry Petroleum Co. Escrow	—	—	1,580,000	0	*(c)(d)(e)
Berry Petroleum Co. Escrow	—	—	1,520,000	0	*(c)(d)(e)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	790,000	786,050	(a)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.625%	7/15/26	650,000	643,500	(a)
Carrizo Oil & Gas Inc., Senior Notes	8.250%	7/15/25	560,000	572,600
Cheniere Corpus Christi Holdings LLC, Senior Secured Notes	5.875%	3/31/25	740,000	764,050
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	150,000	144,000
Chesapeake Energy Corp., Senior Notes	8.000%	1/15/25	150,000	144,938
Chesapeake Energy Corp., Senior Notes	8.000%	6/15/27	1,010,000	964,550
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	780,000	741,000	(a)
DCP Midstream Operating LP, Senior Notes	6.750%	9/15/37	610,000	617,625	(a)
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	290,000	282,388
Diamondback Energy Inc., Senior Notes	4.750%	11/1/24	310,000	301,863	(a)
Diamondback Energy Inc., Senior Notes	5.375%	5/31/25	610,000	604,662
Ecopetrol SA, Senior Notes	5.875%	9/18/23	128,000	133,440
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.500%	1/30/26	450,000	464,625	(a)
Endeavor Energy Resources LP/EER Finance Inc., Senior Notes	5.750%	1/30/28	290,000	299,425	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	9.375%	5/1/24	540,000	302,400	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Secured Notes	8.000%	2/15/25	580,000	292,900	(a)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	1,210,000	544,500
Extraction Oil & Gas Inc., Senior Notes	7.375%	5/15/24	710,000	628,350	(a)
Extraction Oil & Gas Inc., Senior Notes	5.625%	2/1/26	1,110,000	871,350	(a)
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	6.000%	5/15/23	370,000	350,112
Genesis Energy LP/Genesis Energy Finance Corp., Senior Notes	5.625%	6/15/24	430,000	378,400
Magnum Hunter Resources Corp. Escrow	—	—	2,560,000	0	*(c)(d)(e)
MEG Energy Corp., Secured Notes	6.500%	1/15/25	150,000	153,563	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	480,000	449,400	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,010,000	950,662	(a)
Murphy Oil USA Inc., Senior Notes	5.625%	5/1/27	500,000	488,437
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	1,140,000	1,118,340

See Notes to Financial Statements.

10	Western Asset High Yield Fund 2018 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
NGPL PipeCo LLC, Senior Notes	4.375%	8/15/22	380,000		$375,725	(a)
NGPL PipeCo LLC, Senior Notes	4.875%	8/15/27	350,000		335,563	(a)
NGPL PipeCo LLC, Senior Notes	7.768%	12/15/37	380,000		438,900	(a)
Northern Oil and Gas Inc., Secured Notes (8.500% Cash + 1.000% PIK)	9.500%	5/15/23	1,170,000		1,155,375	(a)(b)
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	691,000		684,954
Oasis Petroleum Inc., Senior Notes	6.250%	5/1/26	520,000		481,650	(a)
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	820,000		849,602
Range Resources Corp., Senior Notes	5.000%	3/15/23	480,000		453,900
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	570,000		652,650	(a)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	880,000		941,600	(a)
SemGroup Corp./Rose Rock Finance Corp., Senior Notes	5.625%	11/15/23	940,000		878,900
Shelf Drilling Holdings Ltd., Senior Notes	8.250%	2/15/25	920,000		865,950	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	490,000		466,112
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.875%	4/15/26	680,000		680,000	(a)
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	490,000		477,750	(a)
Transocean Pontus Ltd., Senior Secured Notes	6.125%	8/1/25	280,000		274,400	(a)
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	330,000		390,014
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	300,000		385,660
WPX Energy Inc., Senior Notes	6.000%	1/15/22	170,000		171,275
WPX Energy Inc., Senior Notes	8.250%	8/1/23	770,000		845,075
WPX Energy Inc., Senior Notes	5.750%	6/1/26	500,000		482,500
Total Oil, Gas & Consumable Fuels					26,280,685
Total Energy					30,156,404
Financials — 8.0%
Banks — 2.0%
Bank of America Corp., Junior Subordinated Notes (5.875% to 3/15/28 then 3 mo. USD LIBOR + 2.931%)	5.875%	3/15/28	350,000		334,687	(f)(g)
Barclays PLC, Junior Subordinated Notes (8.000% to 12/15/20 then EUR 5 year Swap Annual + 6.750%)	8.000%	12/15/20	520,000	EUR	628,127	(f)(g)
BNP Paribas SA, Junior Subordinated Notes (7.375% to 8/19/25 then USD 5 year Swap Rate + 5.150%)	7.375%	8/19/25	340,000		340,000	(a)(f)(g)
CIT Group Inc., Senior Notes	5.250%	3/7/25	140,000		141,022
CIT Group Inc., Subordinated Notes	6.125%	3/9/28	200,000		205,500
Credit Agricole SA, Junior Subordinated Notes (8.125% to 12/23/25 then USD 5 year Swap Rate + 6.185%)	8.125%	12/23/25	500,000		521,073	(a)(f)(g)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	740,000		680,341	(f)(g)

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Intesa Sanpaolo SpA, Subordinated Notes	5.017%	6/26/24	690,000	$605,788	(a)
Intesa Sanpaolo SpA, Subordinated Notes	5.710%	1/15/26	200,000	175,933	(a)
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	450,000	494,478
Total Banks				4,126,949
Capital Markets — 0.5%
Credit Suisse Group AG, Junior Subordinated Notes (7.250% to 9/12/25 then USD 5 year Swap Rate + 4.332%)	7.250%	9/12/25	200,000	190,500	(a)(f)(g)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year Swap Rate + 4.600%)	7.500%	7/17/23	210,000	207,113	(a)(f)(g)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	540,000	546,075
Total Capital Markets				943,688
Consumer Finance — 1.8%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	430,000	504,261
Ally Financial Inc., Subordinated Notes	5.750%	11/20/25	750,000	769,687
FirstCash Inc., Senior Notes	5.375%	6/1/24	540,000	533,250	(a)
Navient Corp., Senior Notes	5.875%	10/25/24	770,000	694,925
Navient Corp., Senior Notes	6.750%	6/25/25	1,000,000	930,000
Navient Corp., Senior Notes	6.750%	6/15/26	250,000	226,875
Total Consumer Finance				3,658,998
Diversified Financial Services — 2.6%
ASP AMC Merger Sub Inc., Senior Notes	8.000%	5/15/25	1,190,000	758,982	(a)
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	310,000	309,612	(a)
DAE Funding LLC, Senior Notes	5.750%	11/15/23	1,040,000	1,024,400	(a)
Lions Gate Capital Holdings LLC, Senior Notes	5.875%	11/1/24	1,030,000	1,042,875	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	150,000	150,563	(a)
Park Aerospace Holdings Ltd., Senior Notes	4.500%	3/15/23	260,000	253,500	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	1,320,000	1,331,392	(a)
Travelport Corporate Finance PLC, Senior Secured Notes	6.000%	3/15/26	442,000	436,475	(a)
Total Diversified Financial Services				5,307,799
Insurance — 0.2%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	450,000	441,000	(a)
Thrifts & Mortgage Finance — 0.9%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	500,000	476,250	(a)
Quicken Loans Inc., Senior Notes	5.250%	1/15/28	1,260,000	1,126,125	(a)
Radian Group Inc., Senior Notes	4.500%	10/1/24	190,000	180,500
Total Thrifts & Mortgage Finance				1,782,875
Total Financials				16,261,309

See Notes to Financial Statements.

12	Western Asset High Yield Fund 2018 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 8.7%
Health Care Equipment & Supplies — 0.2%
Immucor Inc., Senior Notes	11.125%	2/15/22	300,000	$307,500	(a)
Health Care Providers & Services — 5.5%
Agiliti Health Inc., Secured Notes	7.625%	8/15/20	40,000	40,050
Air Medical Group Holdings Inc., Senior Notes	6.375%	5/15/23	270,000	225,450	(a)
BioScrip Inc., First Lien Notes (1 mo. USD LIBOR + 7.000%)	8.224%	6/30/22	662,000	693,445	(d)(g)(h)
BioScrip Inc., Senior Notes	8.875%	2/15/21	590,000	560,500
Centene Corp., Senior Notes	5.375%	6/1/26	740,000	746,475	(a)
DaVita Inc., Senior Notes	5.125%	7/15/24	710,000	684,263
HCA Inc., Senior Notes	7.690%	6/15/25	1,035,000	1,125,563
HCA Inc., Senior Notes	5.625%	9/1/28	1,210,000	1,193,362
HCA Inc., Senior Notes	7.500%	11/6/33	250,000	265,000
HCA Inc., Senior Notes	7.500%	11/15/95	100,000	99,250
HCA Inc., Senior Secured Notes	5.250%	4/15/25	1,100,000	1,113,750
HCA Inc., Senior Secured Notes	4.500%	2/15/27	210,000	202,125
HCA Inc., Senior Secured Notes	5.500%	6/15/47	350,000	337,750
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, Senior Notes	6.375%	8/1/23	530,000	526,688	(a)
NVA Holdings Inc., Senior Notes	6.875%	4/1/26	920,000	882,050	(a)
RegionalCare Hospital Partners Holdings Inc., Senior Secured Notes	8.250%	5/1/23	630,000	659,528	(a)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	280,000	290,850	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,570,000	1,638,687
Total Health Care Providers & Services				11,284,786
Pharmaceuticals — 3.0%
Bausch Health Cos. Inc., Senior Notes	6.125%	4/15/25	440,000	414,128	(a)
Bausch Health Cos. Inc., Senior Notes	9.000%	12/15/25	970,000	1,026,987	(a)
Bausch Health Cos. Inc., Senior Secured Notes	7.000%	3/15/24	1,040,000	1,090,700	(a)
Bausch Health Cos. Inc., Senior Secured Notes	5.500%	11/1/25	450,000	443,813	(a)
Endo Dac/Endo Finance LLC/Endo Finco Inc., Senior Notes	6.000%	2/1/25	410,000	325,310	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	7.250%	1/15/22	290,000	272,600	(a)
Endo Finance LLC/Endo Finco Inc., Senior Notes	5.375%	1/15/23	290,000	239,975	(a)
HLF Financing Sarl LLC/Herbalife International Inc., Senior Notes	7.250%	8/15/26	490,000	494,288	(a)
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	840,000	737,661
Valeant Pharmaceuticals International, Senior Notes	9.250%	4/1/26	850,000	907,111	(a)
Valeant Pharmaceuticals International, Senior Notes	8.500%	1/31/27	240,000	249,000	(a)
Total Pharmaceuticals				6,201,573
Total Health Care				17,793,859

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 6.9%
Aerospace & Defense — 0.5%
BBA US Holdings Inc., Senior Notes	5.375%	5/1/26	530,000	$514,100	(a)
BWX Technologies Inc., Senior Notes	5.375%	7/15/26	460,000	448,500	(a)
Total Aerospace & Defense				962,600
Air Freight & Logistics — 0.9%
XPO CNW Inc., Senior Notes	6.700%	5/1/34	710,000	711,775
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	108,000	110,295	(a)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	910,000	919,100	(a)
Total Air Freight & Logistics				1,741,170
Airlines — 0.3%
Continental Airlines Pass-Through Trust, 2000-1, B	8.388%	11/1/20	133	145
United Airlines Pass-Through Trust, 2013-1, B	5.375%	8/15/21	34,218	34,933
United Airlines Pass-Through Trust, 2014-1, B	4.750%	4/11/22	645,666	653,246
Total Airlines				688,324
Building Products — 0.4%
Standard Industries Inc., Senior Notes	5.375%	11/15/24	260,000	247,975	(a)
Standard Industries Inc., Senior Notes	4.750%	1/15/28	670,000	588,763	(a)
Total Building Products				836,738
Commercial Services & Supplies — 2.2%
ADT Security Corp., Senior Secured Notes	6.250%	10/15/21	20,000	20,775
ADT Security Corp., Senior Secured Notes	4.125%	6/15/23	550,000	514,250
Brink’s Co., Senior Notes	4.625%	10/15/27	560,000	516,600	(a)
Covanta Holding Corp., Senior Notes	5.875%	7/1/25	580,000	548,100
GFL Environmental Inc., Senior Notes	5.375%	3/1/23	110,000	100,925	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	100,000	63,500
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.875%	4/15/23	80,000	78,700	(a)
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.625%	3/1/24	506,000	488,290	(a)
United Rentals North America Inc., Senior Notes	5.500%	7/15/25	70,000	68,294
United Rentals North America Inc., Senior Notes	4.625%	10/15/25	190,000	176,405
United Rentals North America Inc., Senior Notes	6.500%	12/15/26	150,000	150,938
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	600,000	567,750
United Rentals North America Inc., Senior Notes	4.875%	1/15/28	860,000	777,762
Waste Pro USA Inc., Senior Notes	5.500%	2/15/26	440,000	405,900	(a)
Total Commercial Services & Supplies				4,478,189
Electrical Equipment — 0.2%
Resideo Funding Inc., Senior Notes	6.125%	11/1/26	330,000	329,588	(a)

See Notes to Financial Statements.

14	Western Asset High Yield Fund 2018 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Machinery — 1.1%
Allison Transmission Inc., Senior Notes	5.000%	10/1/24	880,000	$850,300	(a)
Allison Transmission Inc., Senior Notes	4.750%	10/1/27	180,000	162,900	(a)
Cleaver-Brooks Inc., Senior Secured Notes	7.875%	3/1/23	470,000	466,475	(a)
MAI Holdings Inc., Senior Secured Notes	9.500%	6/1/23	250,000	241,250
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	449,000	445,492
Total Machinery				2,166,417
Marine — 0.4%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	1,150,000	908,500	(a)
Road & Rail — 0.2%
Flexi-Van Leasing Inc., Secured Notes	10.000%	2/15/23	550,000	455,125	(a)
Trading Companies & Distributors — 0.5%
Ahern Rentals Inc., Secured Notes	7.375%	5/15/23	400,000	360,000	(a)
Beacon Roofing Supply Inc., Senior Notes	4.875%	11/1/25	760,000	692,550	(a)
Total Trading Companies & Distributors				1,052,550
Transportation Infrastructure — 0.2%
Neovia Logistics Services LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	590,000	513,300	(a)
Total Industrials				14,132,501
Information Technology — 2.7%
Communications Equipment — 0.2%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	430,000	355,288	(a)
IT Services — 1.4%
Alliance Data Systems Corp., Senior Notes	5.375%	8/1/22	850,000	848,937	(a)
First Data Corp., Senior Notes	7.000%	12/1/23	360,000	372,600	(a)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	1,040,000	1,029,548	(a)
Vantiv LLC/Vantiv Issuer Corp., Senior Notes	4.375%	11/15/25	605,000	565,675	(a)
Total IT Services				2,816,760
Software — 0.7%
CDK Global Inc., Senior Notes	5.875%	6/15/26	730,000	727,263
CDK Global Inc., Senior Notes	4.875%	6/1/27	250,000	234,375
j2 Cloud Services LLC/j2 Global Co-Obligor Inc., Senior Notes	6.000%	7/15/25	580,000	582,175	(a)
Total Software				1,543,813
Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	360,000	365,916	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	370,000	387,024	(a)
Total Technology Hardware, Storage & Peripherals				752,940
Total Information Technology				5,468,801

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Materials — 8.9%
Chemicals — 1.0%
FXI Holdings Inc., Senior Secured Notes	7.875%	11/1/24	570,000	$515,850	(a)
Olin Corp., Senior Notes	5.000%	2/1/30	530,000	473,687
Valvoline Inc., Senior Notes	5.500%	7/15/24	680,000	676,512
Valvoline Inc., Senior Notes	4.375%	8/15/25	450,000	415,125
Total Chemicals				2,081,174
Construction Materials — 0.3%
Summit Materials LLC/Summit Materials Finance Corp.	5.125%	6/1/25	310,000	282,100	(a)
U.S. Concrete Inc., Senior Notes	6.375%	6/1/24	310,000	295,275
Total Construction Materials				577,375
Containers & Packaging — 2.1%
ARD Securities Finance SARL, Senior Secured Notes (8.750% PIK)	8.750%	1/31/23	501,933	427,898	(a)(b)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Notes	6.000%	2/15/25	780,000	728,325	(a)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes	4.625%	5/15/23	300,000	292,500	(a)
Berry Global Inc., Secured Notes	4.500%	2/15/26	460,000	433,550	(a)
Flex Acquisition Co. Inc., Senior Notes	7.875%	7/15/26	700,000	659,750	(a)
Pactiv LLC, Senior Notes	8.375%	4/15/27	1,285,000	1,317,125
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, Senior Secured Notes	5.125%	7/15/23	480,000	469,200	(a)
Total Containers & Packaging				4,328,348
Metals & Mining — 4.7%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	410,000	425,375	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	780,000	813,150	(a)
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	810,000	791,775	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	720,000	668,700	(a)
First Quantum Minerals Ltd., Senior Notes	6.500%	3/1/24	210,000	185,325	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	820,000	741,075	(a)
First Quantum Minerals Ltd., Senior Notes	6.875%	3/1/26	260,000	223,925	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	850,000	810,687
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	60,000	62,700
Freeport-McMoRan Inc., Senior Notes	4.550%	11/14/24	80,000	74,600
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	2,050,000	1,686,125
Hudbay Minerals Inc., Senior Notes	7.625%	1/15/25	1,560,000	1,556,100	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,132,733	4,291	*(a)(i)
Murray Energy Corp., Secured Notes (9.000% Cash & 3.000% PIK)	12.000%	4/15/24	242,120	148,904	(a)(b)

See Notes to Financial Statements.

16	Western Asset High Yield Fund 2018 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Northwest Acquisitions ULC/Dominion Finco Inc., Secured Notes	7.125%	11/1/22	340,000	$337,450	(a)
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	340,000	341,275
Teck Resources Ltd., Senior Notes	5.200%	3/1/42	860,000	762,270
Total Metals & Mining				9,633,727
Paper & Forest Products — 0.8%
Mercer International Inc., Senior Notes	6.500%	2/1/24	710,000	710,000
Mercer International Inc., Senior Notes	5.500%	1/15/26	380,000	347,700
Schweitzer-Mauduit International Inc., Senior Notes	6.875%	10/1/26	470,000	462,950	(a)
Total Paper & Forest Products				1,520,650
Total Materials				18,141,274
Real Estate — 2.8%
Equity Real Estate Investment Trusts (REITs) — 1.7%
CoreCivic Inc., Senior Notes	5.000%	10/15/22	440,000	421,300
CoreCivic Inc., Senior Notes	4.625%	5/1/23	140,000	130,200
CoreCivic Inc., Senior Notes	4.750%	10/15/27	580,000	492,275
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.250%	6/1/25	410,000	397,700
GEO Group Inc., Senior Notes	5.125%	4/1/23	580,000	525,625
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., Senior Notes	4.500%	9/1/26	550,000	509,806
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	300,000	312,000
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.250%	8/1/26	250,000	244,375
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	470,000	447,675
Total Equity Real Estate Investment Trusts (REITs)				3,480,956
Real Estate Management & Development — 1.1%
Five Point Operating Co. LP/Five Point Capital Corp., Senior Notes	7.875%	11/15/25	1,000,000	986,250	(a)
Hunt Cos. Inc., Senior Secured Notes	6.250%	2/15/26	690,000	624,450	(a)
WeWork Cos. Inc., Senior Notes	7.875%	5/1/25	610,000	573,400	(a)
Total Real Estate Management & Development				2,184,100
Total Real Estate				5,665,056
Utilities — 0.5%
Electric Utilities — 0.3%
Red Oak Power LLC, Senior Secured Notes	9.200%	11/30/29	500,000	567,500
Gas Utilities — 0.2%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	480,000	434,400
Independent Power and Renewable Electricity Producers — 0.0%
NRG Energy Inc., Senior Notes	7.250%	5/15/26	30,000	31,838
Total Utilities				1,033,738
Total Corporate Bonds & Notes (Cost — $175,609,993)				169,187,205

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — 5.1%
Ares XLIV CLO Ltd., 2017-44A D (3 mo. USD LIBOR + 6.550%)	8.986%	10/15/29	700,000	$703,419	(a)(g)
Avery Point VI CLO Ltd., 2015-6A E1 (3 mo. USD LIBOR + 5.500%)	8.082%	8/5/27	750,000	750,472	(a)(g)
BlueMountain CLO Ltd., 2012-2A ER2 (3 mo. USD LIBOR + 5.750%)	8.395%	11/20/28	350,000	350,000	(a)(g)
BlueMountain CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.200%)	7.645%	7/18/27	250,000	249,597	(a)(g)
Carlyle US CLO Ltd., 2017-2A C (3 mo. USD LIBOR + 3.700%)	6.169%	7/20/31	500,000	503,409	(a)(g)
Catskill Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 6.000%)	8.469%	4/20/29	400,000	400,635	(a)(g)
Cent CLO 24 Ltd., 2015-24A CR (3 mo. USD LIBOR + 3.150%)	5.586%	10/15/26	360,000	359,073	(a)(g)
Cumberland Park CLO Ltd., 2015-2A ER (3 mo. USD LIBOR + 5.650%)	8.119%	7/20/28	500,000	504,337	(a)(g)
CVP CLO Ltd., 2017-2A D (3 mo. USD LIBOR + 2.650%)	5.119%	1/20/31	600,000	582,397	(a)(g)
Jackson Mill CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 2.800%)	5.236%	4/15/27	600,000	591,283	(a)(g)
Jamestown CLO VIII Ltd., 2015-8A D2 (3 mo. USD LIBOR + 6.750%)	9.186%	1/15/28	500,000	500,810	(a)(g)
LCM XXII Ltd., 22A DR (3 mo. USD LIBOR + 5.500%)	8.002%	10/20/28	350,000	350,000	(a)(g)
Midocean Credit CLO VII, 2017-7A D (3 mo. USD LIBOR + 3.880%)	6.316%	7/15/29	500,000	502,816	(a)(g)
Oaktree CLO Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.200%)	7.669%	10/20/27	250,000	249,749	(a)(g)
OZLM XIX Ltd., 2017-19A C (3 mo. USD LIBOR + 3.100%)	5.536%	11/22/30	800,000	799,961	(a)(g)
Saranac CLO III Ltd., 2014-3A DR (3 mo. USD LIBOR + 3.250%)	5.616%	6/22/30	590,000	590,771	(a)(g)
THL Credit Wind River CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 5.550%)	7.986%	7/15/28	750,000	752,629	(g)
Treman Park CLO Ltd., 2015-1A ERR (3 mo. USD LIBOR + 5.500%)	7.965%	10/20/28	500,000	500,000	(a)(g)
Venture XVII CLO Ltd., 2014-17A DRR (3 mo. USD LIBOR + 2.820%)	5.256%	4/15/27	350,000	347,448	(a)(g)
Venture XVII CLO Ltd., 2014-17A ERR (3 mo. USD LIBOR + 5.740%)	8.176%	4/15/27	350,000	349,121	(a)(g)
Whitehorse XII Ltd., 2018-12A D (3 mo. USD LIBOR + 3.650%)	6.076%	10/15/31	440,000	439,893	(a)(g)
Total Asset-Backed Securities (Cost — $10,247,008)				10,377,820

			Shares
Common Stocks — 3.6%
Communication Services — 0.2%
Media — 0.2%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			6	362,533	*(c)(d)

See Notes to Financial Statements.

18	Western Asset High Yield Fund 2018 Semi-Annual Report

Western Asset High Yield Fund

Security			Shares	Value
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.5%
Bossier Casino Venture Holdco Inc.			81,754	$1,031,736	*(c)(d)
Energy — 2.6%
Energy Equipment & Services — 0.8%
Hercules Offshore Inc. (Escrow)			54,577	65,643	*(c)(d)
KCAD Holdings I Ltd.			424,046,710	1,514,271	*(c)(d)
Total Energy Equipment & Services				1,579,914
Oil, Gas & Consumable Fuels — 1.8%
Berry Petroleum Corp.			243,795	2,969,821	(c)(h)
Blue Ridge Mountain Resources Inc.			130,264	687,794	*(c)(d)
MWO Holdings LLC			621	0	*(c)(d)(e)
Total Oil, Gas & Consumable Fuels				3,657,615
Total Energy				5,237,529
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.			58,411	117,406	*(c)(d)
Utilities — 0.3%
Electric Utilities — 0.3%
Panda Temple Power LLC			24,398	561,154	*
Total Common Stocks (Cost — $13,809,416)				7,310,358

	Rate	Maturity Date	Face Amount†
Senior Loans — 2.8%
Communication Services — 0.3%
Media — 0.3%
American Media Inc., Term Loan (3 mo. LIBOR + 8.000%)	10.396%	12/31/18	660,000	648,450	(d)(g)(j)(k)
Consumer Discretionary — 0.6%
Specialty Retail — 0.5%
PetSmart Inc., Term Loan B2 (1 mo. LIBOR + 3.000%)	5.320%	3/11/22	1,029,514	863,872	(g)(j)(k)
Spencer Gifts LLC, Second Lien Term Loan (1 mo. LIBOR + 8.250%)	10.560%	6/29/22	150,000	118,500	(d)(g)(j)(k)
Total Specialty Retail				982,372
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan (1 mo. LIBOR + 5.500%)	7.840%	10/30/20	218,400	173,628	(g)(j)(k)
Total Consumer Discretionary				1,156,000
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Permian Production Partners LLC, Initial Advances Term Loan (1 mo. LIBOR + 6.000%)	8.310%	5/20/24	513,500	507,081	(d)(g)(j)(k)

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 1.0%
Health Care Equipment & Supplies — 0.5%
Immucor Inc., Term Loan B3 (3 mo. LIBOR + 5.000%)	7.386%	6/15/21	377,995		$379,885	(g)(j)(k)
Lantheus Medical Imaging Inc., Term Loan B (1 mo. LIBOR + 3.750%)	6.095%	6/30/22	561,450		561,450	(g)(j)(k)
Total Health Care Equipment & Supplies					941,335
Health Care Providers & Services — 0.5%
LifePoint Health Inc., First Lien Term Loan B	—	11/16/25	290,000		285,288	(l)
Radnet Management Inc., First Lien Term Loan B1 (3 mo. LIBOR + 3.750%)	6.190-8.000%	6/30/23	804,156		804,491	(g)(j)(k)
Total Health Care Providers & Services					1,089,779
Total Health Care					2,031,114
Industrials — 0.3%
Building Products — 0.3%
Ply Gem Midco Inc., Term Loan (3 mo. LIBOR + 3.750%)	6.175%	4/12/25	568,575		557,441	(g)(j)(k)
Materials — 0.2%
Metals & Mining — 0.2%
Murray Energy Corp., Superpriority Term Loan B2 (3 mo. LIBOR + 7.250%)	9.777%	10/17/22	471,959		412,374	(g)(j)(k)
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC, Second Lien Term Loan (1 mo. LIBOR + 8.000% PIK)	10.307%	2/7/23	353,613		355,381	(b)(g)(j)(k)
Total Senior Loans (Cost — $5,863,840)					5,667,841
Sovereign Bonds — 1.4%
Argentina — 0.6%
Argentine Republic Government International Bond, Senior Notes	6.875%	4/22/21	160,000		151,560
Argentine Republic Government International Bond, Senior Notes	5.625%	1/26/22	240,000		213,180
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	250,000		212,877
Argentine Republic Government International Bond, Senior Notes	6.875%	1/26/27	330,000		266,850
Provincia de Buenos Aires, Senior Notes	7.875%	6/15/27	680,000		525,300	(m)
Total Argentina					1,369,767
Ecuador — 0.2%
Ecuador Government International Bond, Senior Notes	7.875%	1/23/28	440,000		371,998	(a)
Mexico — 0.6%
Mexican Bonos, Bonds	6.500%	6/9/22	27,277,000	MXN	1,247,931
Total Sovereign Bonds (Cost — $4,357,573)					2,989,696

See Notes to Financial Statements.

20	Western Asset High Yield Fund 2018 Semi-Annual Report

Western Asset High Yield Fund

Security	Rate	Maturity Date	Face Amount†	Value
Convertible Bonds & Notes — 1.4%
Communication Services — 1.1%
Interactive Media & Services — 0.2%
Twitter Inc., Senior Notes	1.000%	9/15/21	470,000	$431,653
Media — 0.9%
DISH Network Corp., Senior Notes	2.375%	3/15/24	410,000	342,329
DISH Network Corp., Senior Notes	3.375%	8/15/26	110,000	96,844
GCI Liberty Inc., Senior Notes	1.750%	9/30/46	110,000	116,459	(a)
Liberty Interactive LLC, Senior Notes	1.750%	9/30/46	190,000	212,007	(a)
Liberty Media Corp., Senior Notes	2.125%	3/31/48	570,000	551,850	(a)
Liberty Media Corp., Senior Notes	2.250%	12/1/48	350,000	364,179	(a)
Live Nation Entertainment Inc., Senior Notes	2.500%	3/15/23	30,000	32,104	(a)
Total Media				1,715,772
Total Communication Services				2,147,425
Energy — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Cheniere Energy Inc., Senior Notes	4.250%	3/15/45	150,000	112,722
Chesapeake Energy Corp., Senior Notes	5.500%	9/15/26	280,000	243,027
Total Energy				355,749
Industrials — 0.1%
Professional Services — 0.1%
FTI Consulting Inc., Senior Notes	2.000%	8/15/23	290,000	278,893	(a)
Information Technology — 0.0%
Technology Hardware, Storage & Peripherals — 0.0%
Western Digital Corp., Senior Notes	1.500%	2/1/24	120,000	99,987	(a)
Total Convertible Bonds & Notes (Cost — $3,017,292)				2,882,054

			Shares
Preferred Stocks — 0.6%
Financials — 0.5%
Capital Markets — 0.1%
B. Riley Financial Inc.	6.875%		9,200	230,368
Diversified Financial Services — 0.4%
Citigroup Capital XIII (3 mo. USD LIBOR + 6.370%)	8.890%		26,950	710,132	(g)
Total Financials				940,500
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates (8.000% PIK)	8.000%		28,035,666	280,357	(b)(c)(d)
Total Preferred Stocks (Cost — $3,075,882)				1,220,857

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset High Yield Fund

Security	Counterparty	Expiration Date	Contracts	Notional Amount†	Value
Purchased Options — 0.0%
OTC Purchased Options — 0.0%
SPDR S&P Oil & Gas Exploration & Production ETF, Put @ $34.00	Barclays Bank PLC	1/18/19	133	436,373	$33,782
SPDR S&P Oil & Gas Exploration & Production ETF, Put @ $39.00	Citibank N.A.	1/18/19	117	383,877	75,699
Total Purchased Options (Cost — $39,883)					109,481
Total Investments before Short-Term Investments (Cost — $216,020,887)					199,745,312

		Rate		Shares
Short-Term Investments — 0.3%
Western Asset Government Cash Management Portfolio LLC (Cost — $600,664)		2.230%		600,664	600,664	(n)
Total Investments — 98.0% (Cost — $216,621,551)					200,345,976
Other Assets in Excess of Liabilities — 2.0%					4,078,039
Total Net Assets — 100.0%					$204,424,015

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (Note 1).

(d)	Security is valued using significant unobservable inputs (Note 1).

(e)	Value is less than $1.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Restricted security (Note 9).

(i)	The maturity principal is currently in default as of November 30, 2018.

(j)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(k)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	All or a portion of this loan is unfunded as of November 30, 2018. The interest rate for fully unfunded term loans is to be determined.

See Notes to Financial Statements.

22	Western Asset High Yield Fund 2018 Semi-Annual Report

Western Asset High Yield Fund

(m)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(n)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer or a company which is under common ownership or control. At November 30, 2018, the total market value of investments in Affiliated Companies was $600,664 and the cost was $600,664 (Note 8).

Abbreviations used in this schedule:
CLO	— Collateral Loan Obligation
ETF	— Exchange-Traded Fund
EUR	— Euro
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PIK	— Payment-In-Kind
SPDR	— Standard & Poor’s Depositary Receipts

At November 30, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 5-Year Notes	205	3/19	$23,129,900	$23,156,993	$27,093

Contracts to Sell:
U.S. Treasury 10-Year Notes	2	3/19	238,262	238,906	(644)
U.S. Treasury Long-Term Bonds	14	3/19	1,951,460	1,958,687	(7,227)
					(7,871)
Net unrealized appreciation on open futures contracts					$19,222

At November 30, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	256,460	EUR	220,000	Citibank N.A.	1/18/19	$6,215
USD	420,581	EUR	360,000	Citibank N.A.	1/18/19	11,089
Total						$17,304

Abbreviations used in this table:
EUR	— Euro
USD	— United States Dollar

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

November 30, 2018

Western Asset High Yield Fund

At November 30, 2018, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at November 30, 2018[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Ford Motor Co., 4.346% due 12/08/26)	$1,460,000	12/20/23	2.232%	5.000% quarterly	$(175,038)	$(158,813)	$(16,225)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at November 30, 2018[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Bank PLC (Tenet Healthcare Corp., 6.875% due 11/15/31)	$810,000	12/20/23	4.533%	5.000% quarterly	$15,931	$28,306	$(12,375)

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made by the Fund‡	Periodic Payments Received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Bank PLC	$322,611	2/8/19	BCSUOGS2 basket*	3-Month LIBOR minus 0.900% quarterly	—	$44,435

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

24	Western Asset High Yield Fund 2018 Semi-Annual Report

Western Asset High Yield Fund

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

*	Custom equity basket is comprised of the following common stocks in the Energy sector: Helmerich & Payne, Inc., Patterson-UTI Energy Inc., Nabors Industries Ltd. and Ensign Energy Services Inc.

Abbreviations used in this table:
LIBOR	— London Interbank Offered Rate

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	25

Statement of assets and liabilities (unaudited)

November 30, 2018

Assets:
Investments in unaffiliated securities, at value (Cost — $216,020,887)	$199,745,312
Investments in affiliated securities, at value (Cost — $600,664)	600,664
Cash	1,268,759
Foreign currency, at value (Cost — $367,409)	344,240
Interest and dividends receivable	3,080,614
Deposits with brokers for OTC derivatives	363,523
Receivable for securities sold	144,048
OTC swaps, at value (premiums paid — $28,306)	60,366
Receivable for Fund shares sold	55,978
Unrealized appreciation on forward foreign currency contracts	17,304
Receivable from broker — variation margin on open futures contracts	437
Prepaid expenses	53,892
Total Assets	205,735,137

Liabilities:
Payable for securities purchased	805,410
OTC swaps, at value (premiums received — $158,813)	175,038
Investment management fee payable	80,592
Payable for Fund shares repurchased	78,953
Distributions payable	50,424
Service and/or distribution fees payable	9,484
Payable for open OTC swap contracts	6,151
Directors’ fees payable	565
Accrued expenses	104,505
Total Liabilities	1,311,122
Total Net Assets	$204,424,015

Net Assets:
Par value (Note 7)	$26,498
Paid-in capital in excess of par value	260,287,994
Total distributable earnings (loss)	(55,890,477)
Total Net Assets	$204,424,015

See Notes to Financial Statements.

26	Western Asset High Yield Fund 2018 Semi-Annual Report

Net Assets:
Class A	$2,837,427
Class A2	$32,092,035
Class C	$2,505,128
Class R	$248,324
Class I	$69,269,803
Class IS	$97,471,298

Shares Outstanding:
Class A	367,841
Class A2	4,160,799
Class C	328,139
Class R	32,453
Class I	9,057,709
Class IS	12,550,891

Net Asset Value:
Class A (and redemption price)	$7.71
Class A2 (and redemption price)	$7.71
Class C*	$7.63
Class R (and redemption price)	$7.65
Class I (and redemption price)	$7.65
Class IS (and redemption price)	$7.77
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$8.05
Class A2 (based on maximum initial sales charge of 4.25%)	$8.05

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	27

Statement of operations (unaudited)

For the Six Months Ended November 30, 2018

Investment Income:
Interest from unaffiliated investments	$7,316,107
Dividends	134,706
Interest from affiliated investments	9,791
Less: Foreign taxes withheld	(313)
Total Investment Income	7,460,291

Expenses:
Investment management fee (Note 2)	628,448
Registration fees	78,384
Service and/or distribution fees (Notes 2 and 5)	59,254
Transfer agent fees (Note 5)	39,337
Audit and tax fees	30,304
Fund accounting fees	30,151
Shareholder reports	16,588
Legal fees	3,522
Custody fees	3,454
Directors’ fees	2,900
Insurance	2,082
Commitment fees (Note 10)	956
Interest expense	646
Fees recaptured by investment manager (Note 2)	538
Miscellaneous expenses	4,269
Total Expenses	900,833
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(60,111)
Net Expenses	840,722
Net Investment Income	6,619,569

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,322,037)
Futures contracts	6,799
Swap contracts	56,362
Forward foreign currency contracts	53,790
Foreign currency transactions	(7,621)
Net Realized Loss	(2,212,707)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(4,388,851)
Futures contracts	(84,116)
Swap contracts	(7,243)
Forward foreign currency contracts	(22,937)
Foreign currencies	(2,414)
Change in Net Unrealized Appreciation (Depreciation)	(4,505,561)
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(6,718,268)
Decrease in Net Assets From Operations	$(98,699)

See Notes to Financial Statements.

28	Western Asset High Yield Fund 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended November 30, 2018 (unaudited) and the Year Ended May 31, 2018	November 30	May 31

Operations:
Net investment income	$6,619,569	$13,764,467
Net realized loss	(2,212,707)	(113,147)
Change in net unrealized appreciation (depreciation)	(4,505,561)	(5,268,973)
Increase (Decrease) in Net Assets From Operations	(98,699)	8,382,347

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings[1]	(6,760,908)	(13,549,732)
Decrease in Net Assets From Distributions to Shareholders	(6,760,908)	(13,549,732)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	14,495,609	60,613,877
Reinvestment of distributions	6,542,240	13,103,994
Cost of shares repurchased	(60,028,920)	(73,615,622)
Increase (Decrease) in Net Assets From Fund Share Transactions	(38,991,071)	102,249
Decrease in Net Assets	(45,850,678)	(5,065,136)

Net Assets:
Beginning of period	250,274,693	255,339,829
End of period[2]	$204,424,015	$250,274,693

[1]

Distributions from net investment income and from realized gains are no longer required to be separately disclosed. See Note 12. For the year ended May 31, 2018, distributions from net investment income were $13,549,732.

[2]

Parenthetical disclosure of undistributed net investment income is no longer required. See Note 12. For the year ended May 31, 2018, end of year net assets included undistributed net investment loss of $(127,757).

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	29

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2018[2]	2018	2017	2016	2015	2014[3]	2013[4]

Net asset value, beginning of period	$7.96	$8.13	$7.60	$8.60	$9.19	$9.04	$8.86

Income (loss) from operations:
Net investment income	0.22	0.44	0.47	0.50	0.52	0.23	0.55
Net realized and unrealized gain (loss)	(0.24)	(0.18)	0.50	(1.00)	(0.58)	0.14	0.17
Total income (loss) from operations	(0.02)	0.26	0.97	(0.50)	(0.06)	0.37	0.72

Less distributions from:
Net investment income	(0.23)	(0.43)	(0.42)	(0.50)	(0.53)	(0.22)	(0.54)
Return of capital	—	—	(0.02)	—	—	—	—
Total distributions	(0.23)	(0.43)	(0.44)	(0.50)	(0.53)	(0.22)	(0.54)

Net asset value, end of period	$7.71	$7.96	$8.13	$7.60	$8.60	$9.19	$9.04
Total return[5]	(0.34)%	3.27%	13.07%	(5.63)%	(0.62)%[6]	4.25%	8.26%

Net assets, end of period (000s)	$2,837	$4,728	$6,137	$10,896	$6,453	$9,579	$10,391

Ratios to average net assets:
Gross expenses	1.05%[7,8]	1.00%	0.99%	0.96%	0.96%[8]	1.05%[7,8]	1.10%[8]
Net expenses[9]	1.00 [7,8,10]	0.99 [10]	0.99 [10]	0.96	0.96 [8]	1.05 [7,8]	0.98 [8,10]
Net investment income	5.49 [7]	5.43	5.96	6.58	5.96	5.96 [7]	6.09

Portfolio turnover rate	22%	68%	74%	71%	82%	33%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2018 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.74% for the year ended May 31, 2015.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

30	Western Asset High Yield Fund 2018 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A2 Shares[1]	2018[2]	2018	2017	2016	2015[3]

Net asset value, beginning of period	$7.97	$8.14	$7.62	$8.63	$9.06

Income (loss) from operations:
Net investment income	0.22	0.44	0.47	0.51	0.43
Net realized and unrealized gain (loss)	(0.25)	(0.18)	0.50	(1.01)	(0.43)
Total income (loss) from operations	(0.03)	0.26	0.97	(0.50)	0.00	[4]

Less distributions from:
Net investment income	(0.23)	(0.43)	(0.43)	(0.51)	(0.43)
Return of capital	—	—	(0.02)	—	—
Total distributions	(0.23)	(0.43)	(0.45)	(0.51)	(0.43)

Net asset value, end of period	$7.71	$7.97	$8.14	$7.62	$8.63
Total return[5]	(0.45)%	3.30%	12.97%	(5.70)%	0.06%[6]

Net assets, end of period (000s)	$32,092	$31,070	$27,875	$14,974	$8,777

Ratios to average net assets:
Gross expenses	1.00%[7]	0.98%	0.96%	0.98%	0.92%[7]
Net expenses[8]	0.95 [7,9]	0.96 [9]	0.96	0.98	0.92	[7]
Net investment income	5.62 [7]	5.47	5.90	6.62	6.09	[7]

Portfolio turnover rate	22%	68%	74%	71%	82%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2018 (unaudited).

[3]	For the period August 1, 2014 (inception date) to May 31, 2015.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.05% for the period ended May 31, 2015.

[7]	Annualized.

[8]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]	For the year ended May 31, 2015.

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	31

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2018[2]	2018	2017	2016	2015	2014[3]	2013[4]

Net asset value, beginning of period	$7.89	$8.06	$7.54	$8.53	$9.10	$8.95	$8.85

Income (loss) from operations:
Net investment income	0.19	0.38	0.41	0.44	0.45	0.19	0.47
Net realized and unrealized gain (loss)	(0.26)	(0.18)	0.49	(0.99)	(0.57)	0.15	0.10
Total income (loss) from operations	(0.07)	0.20	0.90	(0.55)	(0.12)	0.34	0.57

Less distributions from:
Net investment income	(0.19)	(0.37)	(0.36)	(0.44)	(0.45)	(0.19)	(0.47)
Return of capital	—	—	(0.02)	—	—	—	—
Total distributions	(0.19)	(0.37)	(0.38)	(0.44)	(0.45)	(0.19)	(0.47)

Net asset value, end of period	$7.63	$7.89	$8.06	$7.54	$8.53	$9.10	$8.95
Total return[5]	(0.88)%	2.48%	12.18%	(6.32)%	(1.25)%[6]	3.83%	6.59%

Net assets, end of period (000s)	$2,505	$2,779	$3,791	$2,828	$2,667	$1,724	$1,053

Ratios to average net assets:
Gross expenses	1.80%[7,8]	1.75%	1.72%	1.76%[8]	1.81%[8]	1.87%[7,8]	1.88%[8]
Net expenses[9]	1.75 [7,8,10]	1.74 [10]	1.72	1.76 [8]	1.77 [8,10]	1.80 [7,8,10]	1.80 [8,10]
Net investment income	4.82 [7]	4.70	5.17	5.78	5.17	5.22 [7]	5.27

Portfolio turnover rate	22%	68%	74%	71%	82%	33%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2018 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -1.25% for the year ended May 31, 2015.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

32	Western Asset High Yield Fund 2018 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2018[2]	2018	2017	2016	2015	2014[3]	2013[4]

Net asset value, beginning of period	$7.91	$8.08	$7.55	$8.54	$9.12	$8.96	$8.87

Income (loss) from operations:
Net investment income	0.21	0.41	0.45	0.48	0.49	0.21	0.51
Net realized and unrealized gain (loss)	(0.26)	(0.18)	0.50	(0.99)	(0.58)	0.16	0.10
Total income (loss) from operations	(0.05)	0.23	0.95	(0.51)	(0.09)	0.37	0.61

Less distributions from:
Net investment income	(0.21)	(0.40)	(0.40)	(0.48)	(0.49)	(0.21)	(0.52)
Return of capital	—	—	(0.02)	—	—	—	—
Total distributions	(0.21)	(0.40)	(0.42)	(0.48)	(0.49)	(0.21)	(0.52)

Net asset value, end of period	$7.65	$7.91	$8.08	$7.55	$8.54	$9.12	$8.96
Total return[5]	(0.66)%	2.95%	12.80%	(6.01)%	(0.77)%[6]	4.16%	7.03%

Net assets, end of period (000s)	$248	$223	$187	$273	$372	$372	$79

Ratios to average net assets:
Gross expenses[7]	1.50%[8]	1.50%	1.83%	1.53%	1.55%	1.37%[8]	1.51%
Net expenses[7,9,10]	1.30 [8]	1.30	1.30	1.30	1.30	1.30 [8]	1.26
Net investment income	5.25 [8]	5.14	5.65	6.28	5.62	5.68 [8]	5.78

Portfolio turnover rate	22%	68%	74%	71%	82%	33%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2018 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.89% for the year ended May 31, 2015.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	Annualized.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	33

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2018[2]	2018	2017	2016	2015	2014[3]	2013[4]

Net asset value, beginning of period	$7.90	$8.07	$7.55	$8.54	$9.12	$8.96	$8.87

Income (loss) from operations:
Net investment income	0.23	0.46	0.50	0.52	0.55	0.24	0.58
Net realized and unrealized gain (loss)	(0.24)	(0.18)	0.49	(0.99)	(0.58)	0.15	0.08
Total income (loss) from operations	(0.01)	0.28	0.99	(0.47)	(0.03)	0.39	0.66

Less distributions from:
Net investment income	(0.24)	(0.45)	(0.45)	(0.52)	(0.55)	(0.23)	(0.57)
Return of capital	—	—	(0.02)	—	—	—	—
Total distributions	(0.24)	(0.45)	(0.47)	(0.52)	(0.55)	(0.23)	(0.57)

Net asset value, end of period	$7.65	$7.90	$8.07	$7.55	$8.54	$9.12	$8.96
Total return[5]	(0.23)%	3.53%	13.33%	(5.35)%	(0.28)%[6]	4.42%	7.64%

Net assets, end of period (000s)	$69,270	$106,298	$102,389	$105,119	$221,201	$407,122	$409,166

Ratios to average net assets:
Gross expenses	0.76%[7]	0.74%	0.70%	0.72%	0.68%	0.69%[7]	0.70%
Net expenses	0.71 [7,8]	0.72 [8]	0.70	0.72	0.68	0.69 [7]	0.70
Net investment income	5.80 [7]	5.70	6.26	6.83	6.20	6.33 [7]	6.46

Portfolio turnover rate	22%	68%	74%	71%	82%	33%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2018 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.40% for the year ended May 31, 2015.

[7]	Annualized.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Western Asset High Yield Fund 2018 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2018[2]	2018	2017	2016	2015	2014[3]	2013[4]

Net asset value, beginning of period	$8.03	$8.20	$7.67	$8.68	$9.27	$9.11	$9.01

Income (loss) from operations:
Net investment income	0.24	0.47	0.51	0.54	0.55	0.24	0.60
Net realized and unrealized gain (loss)	(0.26)	(0.18)	0.50	(1.01)	(0.58)	0.16	0.09
Total income (loss) from operations	(0.02)	0.29	1.01	(0.47)	(0.03)	0.40	0.69

Less distributions from:
Net investment income	(0.24)	(0.46)	(0.46)	(0.54)	(0.56)	(0.24)	(0.59)
Return of capital	—	—	(0.02)	—	—	—	—
Total distributions	(0.24)	(0.46)	(0.48)	(0.54)	(0.56)	(0.24)	(0.59)

Net asset value, end of period	$7.77	$8.03	$8.20	$7.67	$8.68	$9.27	$9.11
Total return[5]	(0.27)%	3.65%	13.41%	(5.32)%	(0.23)%[6]	4.42%	7.82%

Net assets, end of period (000s)	$97,471	$105,176	$114,960	$167,961	$155,451	$159,217	$141,592

Ratios to average net assets:
Gross expenses	0.70%[7,8]	0.68%	0.65%	0.64%	0.63%[8]	0.62%[7]	0.63%[8]
Net expenses[9]	0.65 [7,8,10]	0.66 [10]	0.65	0.64	0.63 [8]	0.61 [7,10]	0.63 [8]
Net investment income	5.88 [7]	5.77	6.32	6.89	6.29	6.41 [7]	6.57

Portfolio turnover rate	22%	68%	74%	71%	82%	33%	103%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended November 30, 2018 (unaudited).

[3]	For the period January 1, 2014 through May 31, 2014.

[4]	For the year ended December 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.23% for the year ended May 31, 2015.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.65%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Yield Fund 2018 Semi-Annual Report	35

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Fund (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

36	Western Asset High Yield Fund 2018 Semi-Annual Report

Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset High Yield Fund 2018 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$25,325,679	$1,395,402		$26,721,081
Energy	—	30,156,404	0	*	30,156,404
Health care	—	17,100,414	693,445		17,793,859
Other corporate bonds & notes	—	94,515,861	—		94,515,861
Asset-backed securities	—	10,377,820	—		10,377,820
Common stocks:
Communication services	—	—	362,533		362,533
Consumer discretionary	—	—	1,031,736		1,031,736
Energy	—	2,969,821	2,267,708		5,237,529
Industrials	—	—	117,406		117,406
Utilities	—	561,154	—		561,154
Senior loans:
Communication services	—	—	648,450		648,450
Consumer discretionary	—	1,037,500	118,500		1,156,000
Energy	—	—	507,081		507,081
Other senior loans	—	3,356,310	—		3,356,310
Sovereign bonds	—	2,989,696	—		2,989,696
Convertible bonds & notes	—	2,882,054	—		2,882,054
Preferred stocks:
Financials	$940,500	—	—		940,500
Industrials	—	—	280,357		280,357
Purchased options	109,481	—	—		109,481
Total long-term investments	1,049,981	191,272,713	7,422,618		199,745,312
Short-term investments†	—	600,664	—		600,664
Total investments	$1,049,981	$191,873,377	$7,422,618		$200,345,976
Other financial instruments:
Futures contracts	$27,093	—	—		$27,093
Forward foreign currency contracts	—	$17,304	—		17,304
OTC credit default swaps on corporate issues — sell protection‡	—	15,931	—		15,931
OTC total return swaps	—	44,435	—		44,435
Total other financial instruments	$27,093	$77,670	—		$104,763
Total	$1,077,074	$191,951,047	$7,422,618		$200,450,739

38	Western Asset High Yield Fund 2018 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$7,871	—	—	$7,871
OTC credit default swaps on corporate issues — buy protection‡	—	$175,038	—	175,038
Total	$7,871	$175,038	—	$182,909

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

‡	Value includes any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of May 31, 2018		Accrued Premiums/ Discounts	Realized Gain (Loss)[1]	Change in Unrealized Appreciation (Depreciation)[2]	Purchases
Corporate bonds & notes:
Consumer discretionary	$1,301,157		—	—	—	$94,245
Energy	0	*	—	—	—	—
Health care	691,790		$588	—	$1,067	—
Common stocks:
Communication services	429,087		—	—	(66,554)	—
Consumer discretionary	1,832,107		—	—	(800,371)	—
Energy	3,419,781		—	$1	(1,097,467)	—
Industrials	272,779		—	(63,400)	(91,973)	—
Utilities	542,855		—	—	18,299	—
Senior loans:
Communication services	—		12,788	—	(11,550)	647,212
Consumer discretionary	610,050		264	(134,056)	186,242	—
Energy	584,814		748	1,309	6,021	—
Health care	1,403,757		277	53	(12,958)	—
Preferred stocks:
Industrials	280,357		—	—	—	—
OTC total return swaps	22,102		—	81,859	22,333	—
Total	$11,390,636		$14,665	$(114,234)	$(1,846,911)	$741,457

Western Asset High Yield Fund 2018 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3[3]	Balance as of November 30, 2018		Net Change in Unrealized Appreciation (Depreciation) for Investments in Securities Still Held at November 30, 2018[2]
Corporate bonds & notes:
Consumer discretionary	—	—	—	$1,395,402		—
Energy	—	—	—	0	*	—
Health care	—	—	—	693,445		$1,067
Common stocks:
Communication services	—	—	—	362,533		(66,554)
Consumer discretionary	—	—	—	1,031,736		(800,371)
Energy	$(54,607)	—	—	2,267,708		(1,097,467)
Industrials	—	—	—	117,406		(155,373)
Utilities	—	—	$(561,154)	—		—
Senior loans:
Communication services	—	—	—	648,450		(11,550)
Consumer discretionary	(544,000)	—	—	118,500		186,242
Energy	(85,811)	—	—	507,081		(4,664)
Health care	(25,188)	—	(1,365,941)	—		—
Preferred stocks:
Industrials	—	—	—	280,357		—
OTC total return swaps	(81,859)	—	(44,435)	—		—
Total	$(791,465)	—	$(1,971,530)	$7,422,618		$(1,948,670)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

40	Western Asset High Yield Fund 2018 Semi-Annual Report

	Fair Value at 11/30/18 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Range/Weighted Average		Impact to Valuation from an Increase in Input*
Corporate Bonds & Notes	$1,395	Market Approach	Average EV/EBITDA Multiple	9.89	x	Increase

			EV/Revenue vs EBITDA Margin Multiple	2.15	x	Increase

			EV/Tangible Assets vs EBITDA/ Tangible Assets Multiple	2.02	x	Increase

			Liquidity Discount	2.21%		Decrease
Common Stock	$1,032	Market Approach	EV/EBITDA Multiple	9.24	x	Increase

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Western Asset High Yield Fund 2018 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities.

42	Western Asset High Yield Fund 2018 Semi-Annual Report

These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of November 30, 2018, the total notional value of all credit default swaps to sell protection was $810,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended November 30, 2018, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter

Western Asset High Yield Fund 2018 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(f) Swaptions. The Fund may purchase or write swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield. The Fund may also purchase and write swaption contracts to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current

44	Western Asset High Yield Fund 2018 Semi-Annual Report

market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At November 30, 2018, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset High Yield Fund 2018 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

46	Western Asset High Yield Fund 2018 Semi-Annual Report

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any,

Western Asset High Yield Fund 2018 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of November 30, 2018, the Fund held OTC credit default swaps with credit related contingent features which had a liability position of 175,038. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

At November 30, 2018, the Fund held non-cash collateral from Citibank N.A. in the amount of $80,563. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

48	Western Asset High Yield Fund 2018 Semi-Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. For their services, LMPFA pays Western Asset and Western Asset Limited monthly all of the management fee that it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class R and Class IS shares did not exceed 1.05%, 1.25%, 1.80%, 1.30% and 0.65%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Directors’ consent.

During the six months ended November 30, 2018, fees waived and/or expenses reimbursed amounted to $60,111.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset High Yield Fund 2018 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

Pursuant to these arrangements, at November 30, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class R	Class I	Class IS
Expires May 31, 2019	—	—	—	$428	—	—
Expires May 31, 2020	$677	$4,875	$200	370	$15,191	$22,464
Expires May 31, 2021	1,189	8,191	1,000	269	21,534	27,928
Total fee waivers/expense reimbursements subject to recapture	$1,866	$13,066	$1,200	$1,067	$36,725	$50,392

For the six months ended November 30, 2018, LMPFA recaptured $86, $394, $16, and $42 for Class A shares, Class C shares, Class R shares and Class IS shares, respectively.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended November 30, 2018, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2
Sales charges	$197	$7,506
CDSCs	4,963	—

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the six months ended November 30, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$49,186,133
Sales	83,688,060

50	Western Asset High Yield Fund 2018 Semi-Annual Report

At November 30, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$216,621,551	$4,166,787	$(20,442,362)	$(16,275,575)
Swap contracts	(130,507)	44,435	(28,600)	15,835
Futures contracts	—	27,093	(7,871)	19,222
Forward foreign currency contracts	—	17,304	—	17,304

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Purchased options[2]	—	—	—	—	$109,481	$109,481
Futures contracts[3]	$27,093	—	—	—	—	27,093
OTC swap contracts[4]	—	—	$15,931	$44,435	—	60,366
Forward foreign currency contracts	—	$17,304	—	—	—	17,304
Total	$27,093	$17,304	$15,931	$44,435	$109,481	$214,244

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Futures contracts[3]	$7,871	—	$7,871
OTC swap contracts[4]	—	$175,038	175,038
Total	$7,871	$175,038	$182,909

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments in unaffiliated securities, at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended November 30, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

Western Asset High Yield Fund 2018 Semi-Annual Report	51

Notes to financial statements (unaudited) (cont’d)

about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Futures contracts	$6,799	—	—	—	$6,799
Swap contracts	—	—	$(25,497)	$81,859	56,362
Forward foreign currency contracts	—	$53,790	—	—	53,790
Total	$6,799	$53,790	$(25,497)	$81,859	$116,951

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Purchased options[1]	—	—	—	—	$69,598	$69,598
Futures contracts	$(84,116)	—	—	—	—	(84,116)
Swap contracts	—	—	$(29,576)	$22,333	—	(7,243)
Forward foreign currency contracts	—	$(22,937)	—	—	—	(22,937)
Total	$(84,116)	$(22,937)	$(29,576)	$22,333	$69,598	$(44,698)

[1]

The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in unaffiliated investments in the Statement of Operations.

During the six months ended November 30, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$26,369
Futures contracts (to buy)	23,189,939
Futures contracts (to sell)	2,230,826
Forward foreign currency contracts (to sell)	673,256

Average Notional Balance
Credit default swap contracts (to buy protection)	$1,712,429
Credit default swap contracts (to sell protection)	630,000
Total return swap contracts	367,677

52	Western Asset High Yield Fund 2018 Semi-Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of November 30, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2]	Net Amount[3,4]
Barclays Bank PLC	$94,148	—	$94,148	—	$94,148
Citibank N.A.	93,003	—	93,003	$(80,563)	12,440
Morgan Stanley & Co. Inc.	—	$(175,038)	(175,038)	175,038	—
Total	$187,151	$(175,038)	$12,113	$94,475	$106,588

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[4]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended November 30, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$5,477	$2,067
Class A2	40,100	7,763
Class C	13,058	1,229
Class R	619	371
Class I	—	27,385
Class IS	—	522
Total	$59,254	$39,337

For the six months ended November 30, 2018, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,189
Class A2	8,191
Class C	1,000
Class R	269
Class I	21,534
Class IS	27,928
Total	$60,111

Western Asset High Yield Fund 2018 Semi-Annual Report	53

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended November 30, 2018	Year Ended May 31, 2018
Net Investment Income:
Class A	$120,952	$252,322
Class A2	926,891	1,629,996
Class C	64,498	162,487
Class R	6,705	10,759
Class I	2,520,249	5,283,007
Class IS	3,121,613	6,211,161
Total	$6,760,908	$13,549,732

7. Capital Shares

At November 30, 2018, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended November 30, 2018		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	231,385	$1,847,452	739,801	$5,963,004
Shares issued on reinvestment	14,099	111,773	27,652	223,590
Shares repurchased	(471,913)	(3,744,147)	(928,418)	(7,502,719)
Net decrease	(226,429)	$(1,784,922)	(160,965)	$(1,316,125)

Class A2
Shares sold	366,674	$2,931,211	780,734	$6,333,579
Shares issued on reinvestment	117,139	926,891	201,409	1,629,991
Shares repurchased	(220,275)	(1,758,309)	(507,543)	(4,100,955)
Net increase	263,538	$2,099,793	474,600	$3,862,615

Class C
Shares sold	9,236	$73,069	37,063	$298,015
Shares issued on reinvestment	6,949	54,412	17,189	137,813
Shares repurchased	(40,250)	(317,703)	(172,461)	(1,371,578)
Net decrease	(24,065)	$(190,222)	(118,209)	$(935,750)

Class R
Shares sold	5,712	$45,234	11,126	$89,581
Shares issued on reinvestment	473	3,709	648	5,200
Shares repurchased	(1,872)	(14,610)	(6,784)	(54,221)
Net increase	4,313	$34,333	4,990	$40,560

Class I
Shares sold	1,080,114	$8,603,243	5,042,208	$40,261,614
Shares issued on reinvestment	295,653	2,323,846	614,442	4,929,226
Shares repurchased	(5,774,869)	(45,693,990)	(4,887,210)	(39,292,047)
Net increase (decrease)	(4,399,102)	$(34,766,901)	769,440	$5,898,793

54	Western Asset High Yield Fund 2018 Semi-Annual Report

	Six Months Ended November 30, 2018		Year Ended May 31, 2018
	Shares	Amount	Shares	Amount
Class IS
Shares sold	123,252	$995,400	939,269	$7,668,084
Shares issued on reinvestment	391,463	3,121,609	757,805	6,178,174
Shares repurchased	(1,066,767)	(8,500,161)	(2,612,825)	(21,294,102)
Net decrease	(552,052)	$(4,383,152)	(915,751)	$(7,447,844)

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund may invest in Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private money market fund managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio is available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio is not a registered money market fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the six months ended November 30, 2018. The following transactions were effected in shares of such companies for the six months ended November 30, 2018.

	Affiliate Value at May 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio LLC	—	$23,910,531	23,910,531	$23,309,867	23,309,867

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2018
Western Asset Government Cash Management Portfolio LLC	—	$9,791	—	$600,664

9. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares/Face Amount	Acquisition Date	Cost	Value at 11/30/2018		Value Per Share/Unit	Percent of Net Assets
Berry Petroleum Corp., Common Stock	243,795	2/17, 3/17, 4/18, 9/18	$2,544,813	$2,969,821	(a)	$12.18	1.45%
BioScrip Inc., First Lien Notes, 8.224%, due 6/30/22	$662,000	6/17	656,979	693,445		104.75	0.34
			$3,201,792	$3,663,266			1.79%

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Directors.

Western Asset High Yield Fund 2018 Semi-Annual Report	55

Notes to financial statements (cont’d)

10. Redemption facility

The Fund and certain other participating funds within the Corporation (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $265 million. Unless renewed, the agreement will terminate on November 18, 2019. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended November 30, 2018, the Fund incurred a commitment fee in the amount of $956. The Fund did not utilize the Redemption Facility during the six months ended November 30, 2018.

11. Deferred capital losses

As of May 31, 2018, the Fund had deferred capital losses of $36,691,415, which have no expiration date, that will be available to offset future taxable capital gains.

12. Recent accounting pronouncement

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Financial Statements.

56	Western Asset High Yield Fund 2018 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company, LLC (“Western Asset”) and Western Asset Management Company Limited in London (“WAML” and together with Western Asset, the “Subadvisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 11, 2018 and October 29, 2018. At a meeting held on November 13, 2018, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as WAML, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by WAML. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreement between LMPFA and WAML with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to WAML because LMPFA pays the Subadvisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to approve and renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Broadridge and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Broadridge and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Subadvisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Subadvisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Subadvisers to attract and retain capable research and advisory personnel; the

Western Asset High Yield Fund	57

Board approval of management and subadvisory agreements (unaudited) (cont’d)

capability and integrity of the Subadvisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Subadvisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or a Subadviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Subadvisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each Subadviser would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three- and five-year periods ended June 30, 2018. In that connection, the Directors noted that the performance of the Fund exceeded its peer group’s average performance for the one-, three-, and ten-year periods, but was lower than its peer group’s average performance for the five-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Subadvisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds, as well as fees paid by the Subadvisers’ other clients, including separate accounts managed by either Subadviser. The Directors observed that the management fee paid by the Fund to LMPFA was lower than the average of the combined advisory and administration fees paid by funds in its peer group, and that total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was lower than the management fees paid by certain other clients of the Subadvisers for accounts with similar investment strategies and higher than others, and that the administrative and operational responsibilities for the Subadvisers with respect to the Fund were relatively higher as compared with the accounts that had lower fees. In light of the forgoing, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Subadvisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Subadvisers, including, among others, the profitability of the relationship to LMPFA and the Subadvisers; the direct and indirect benefits that LMPFA and the Subadvisers may receive from their relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Subadvisers and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Subadviser’s profitability was

58	Western Asset High Yield Fund

consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Subadvisers as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent, within the meaning of Securities and Exchange Commission rules regarding the independence of counsel, of LMPFA and the Subadvisers. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Subadvisers, but they would continue to closely monitor the performance of LMPFA and the Subadvisers; that the fees to be paid to the Subadvisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Subadvisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset High Yield Fund	59

Western Asset

High Yield Fund

Directors

William E.B. Siart

Chairman

Robert Abeles, Jr

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Bank of New York Mellon (“BNY”)

Independent registered public accounting firm

Pricewaterhouse Coopers LLP Baltimore, MD

Western Asset High Yield Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset High Yield Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset High Yield Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identify verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Management Company, LLC

Legg Mason, Inc. Subsidiaries

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX012828 1/19 SR18-3530

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	January 22, 2019

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 22, 2019